                                                                    EXHIBIT 10.5


                                FIRST AMENDMENT
                                     TO THE
               THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                        OF CYPRESS COMMUNICATIONS, INC.


     This First Amendment dated November 23, 1999 (this "Amendment") to the Third Amended and Restated Stockholders Agreement of Cypress Communications, Inc. dated effective October 8, 1999 (the "Stockholders Agreement") is by and among Cypress Communications, Inc. (the "Company"), Brookfield International Properties Inc. ("Brookfield"), Boston Limited Partners, Cornerstone Properties Limited Partnership and DWS Capital LLC (individually a "New Holder" and collectively the "New Holders"), and all of the Stockholders of the Company party to the existing Third Amended and Restated Stockholders Agreement of the Company ("the Stockholders Agreement").

                               STATEMENT OF FACTS

A. In connection with the issuance of additional shares of Series C Preferred Stock to the New Holders, the Company desires to admit the New Holders as Stockholders and as New Investors of Company.

B. Each of the New Holders desires and agrees to be bound to all provisions of the Stockholders Agreement.

C. The Company and the Stockholders hereby agree to amend the Stockholders Agreement accordingly.

D. Capitalized terms used herein shall have the meanings set forth in the Stockholders Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and pursuant to Section 7.3 of the Stockholders Agreement, the Company, the New Holders, and the Stockholders agree as follows:

     1. The New Holders are hereby admitted as Stockholders, as Investors and as New Investors of the Company, with all the privileges and obligations associated therewith under the Stockholders Agreement.

     2. Each New Holder agrees to be bound to all provisions of the Stockholders Agreement.

     3.   Section 1.8 is hereby amended so that Section 1.8 reads as follows:

               "1.8 "Initiating Holders" shall mean (i) collectively, Centennial and Entrepreneurs Fund and their transferees permitted under this Agreement, (ii) collectively, Alta and Alta-Comm and their transferees permitted under this Agreement, (iii) collectively, Building Communications, Tenant Communications and ICL, (iv) collectively, NAS and Nassau, and their transferees permitted under this Agreement, (v) collectively, Gramercy and its transferees permitted under this Agreement, (vi) collectively, AEW and its transferees permitted under this Agreement, (vii) collectively, Cycom and its transferees permitted under this Agreement, (viii) collectively, Transwestern and its transferees permitted under this Agreement, (ix) collectively, upon their purchase of Series C Preferred Stock and their execution of this Agreement, the REIT Investors and their transferees permitted under this Agreement, (x) collectively, Brookfield and their transferees permitted under the Agreement, and (xi) collectively, Founding Stockholders holding Registrable Securities representing not less than sixty-five percent (65%) of the then-outstanding Founding Stock (excluding any outstanding Reserved Employee Stock)."

     4. The first sentence of Section 2.1(a) is hereby amended by changing the reference to clauses (i) through (ix) to clauses (i) through (xi) so that, as amended, the first sentence of Section 2.1(a) reads as follows:

                    "(a)  Request for Registration.  At any time or times after the effective date of the first registration statement filed by the Company under the Securities Act, each group of Initiating Holders (as described in clauses (i) through (xi) of Section 1.8, except as otherwise provided herein, may require that the Company effect one registration under the Securities Act utilizing a registration on Form S-1 or any similar form (a "Long Form Registration") and as many times as requested by the Initiating Holders utilizing a Form S-3 or any similar form, if available (a "Short-Form Registration") (each a "Demand Registration")."

     5. All remaining provisions of the Stockholders Agreement shall remain unchanged and effective and are incorporated herein by reference.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Third Amended and Restated Stockholders Agreement effective as of the day and year first above written.

                         Company
                         -------

                         CYPRESS COMMUNICATIONS, INC.

                         By: /s/ R. Stanley Allen
                            --------------------------------
                         Name: R. Stanley Allen
                              ------------------------------
                         Title: Chief Executive Officer
                               -----------------------------

                         Stockholders
                         ------------

                         INVESTORS:


                         CENTENNIAL FUND V, L.P.

                         By:  Centennial Holdings V, L.P., General Partner

                         By: /s/ Jeffrey H. Schutz
                            ---------------------------------
                                General Partner


                         CENTENNIAL ENTREPRENEURS FUND V, L.P.

                         By:  Centennial Holdings V, L.P., General Partner

                         By: /s/ Jeffrey H. Schutz
                            --------------------------------

                         ALTA COMMUNICATIONS VI, L.P.

                         By:  Alta Communications VI Management Partners,
                         L.P.

                         By: /s/ Eileen McCarthy
                            --------------------------------
                                General Partner

                         ALTA-COMM S BY S, LLC

                         By: /s/ Eileen McCarthy
                            --------------------------------
                              Member

                         TENANT COMMUNICATIONS, INC.

                         By: /s/ John Halsted
                            --------------------------------
                         Name:   John Halsted
                              ------------------------------
                         Title:  SVP
                               -----------------------------

                         BUILDING COMMUNICATIONS, LLC

                         By:  Beacon Capital Partners, L.P., Member

                              By:  Beacon Capital Partners, Inc.,
                                        its General Partner

                         By: /s/ John Halsted
                            --------------------------------
                         Name:   John Halsted
                              ------------------------------
                         Title:  SVP
                               -----------------------------

                         INVESTOR COMMUNICATIONS llc

                         By:  Beacon Communications LLC,
                                 its Manager

                         By: /s/ John Halsted
                            --------------------------------
                         Name:   John Halsted
                              ------------------------------
                         Title: Manager
                               -----------------------------

                         NAS PARTNERS L.L.C.


                         By: /s/ R A Hack
                            --------------------------------
                         Name:______________________________
                         Title:_____________________________


                         TRANSWESTERN COMMERCIAL SERVICES, L.L.C.


                         By: /s/ Transwestern Commercial
                                 Services, L.L.C.
                            --------------------------------
                         Name:
                              ______________________________
                         Title: Executive Vice President
                               -----------------------------


                         GRAMERCY CYPRESS LLC


                         By: /s/ Laurence Grafstein
                            --------------------------------
                         Name: Laurence Grafstein
                              ------------------------------
                         Title: Managing Director
                               -----------------------------


                         NASSAU CAPITAL PARTNERS III, L.P.

                         By:  Nassau Capital L.L.C.


                         By: /s/ R A Hack
                            --------------------------------
                         Name:______________________________
                         Title:_____________________________


                         LATONA CYCOM INVESTMENT L.L.C.


                         By: /s/ Todd M. Duchene
                            --------------------------------
                         Name:______________________________
                         Title:_____________________________

                         AEW PARTNERS III, L.P.

                         By:   AEW Partners III, L.L.C., its General Partner

                         By: /s/ Marc Davidson
                            --------------------------------
                         Name:   Marc L. Davidson
                              ------------------------------
                         Title: Vice President
                               -----------------------------


                         FOUNDING STOCKHOLDERS:


                         /s/ R. Stanley Allen
                         -----------------------------------
                         R. Stanley Allen

                         /s/ Ward C. Bourdeaux, Jr.
                         -----------------------------------
                         Ward C. Bourdeaux, Jr.

                         /s/ Michael Moh
                         -----------------------------------
                         Michael Moh


                         ITC Service Company

                         By: /s/ Kimberley Thompson
                            --------------------------------
                         Name: Kimberley Thompson
                              ------------------------------
                         Its: Sr. Vice President
                             -------------------------------


                         ___________________________________
                         Andrew Purinton


                         ___________________________________
                         Mark H. Dunaway


                         ___________________________________
                         John L. Thompson

                         /s/ Mark A. Graves
                         -----------------------------------
                         Mark A. Graves



                         NEW HOLDERS:


                         BROOKFIELD INTERNATIONAL PROPERTIES, INC.

                         By: /s/ George A. Gleadall
                            --------------------------------
                         Name:   George A. Gleadall
                              ------------------------------
                         Title: Director
                               -----------------------------


                         BOSTON PROPERTIES LIMITED PARTNERSHIP

                         By:________________________________
                                Its General Partner
                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                         CORNERSTONE PROPERTIES
                         LIMITED PARTNERSHIP


                         By:________________________________
                                Its General Partner
                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                         DWS CAPITAL LLC


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________